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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 8, 2003
                                                  ---------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
-----------------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            OHIO                        0-27202                        34-1803229
-----------------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
        of incorporation)

32000 AURORA ROAD                   SOLON, OHIO                            44139
-----------------------------------------------------------------------------------------
   (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code            440/519-0500
                                                  ------------------------

                                 NOT APPLICABLE
-----------------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.                     DESCRIPTION OF EXHIBITS                PAGE NO.
-----------   -----------------------------------------------------    --------

99.1          Press release of Advanced Lighting Technologies, Inc.
              dated January 9, 2003.



ITEM 9.    REGULATION FD DISCLOSURE

On January 9, 2003, Advanced Lighting Technologies, Inc. ("ADLT") announced that, on January 8, 2003, it received a determination from a Nasdaq Listing Qualifications Panel that its Common Shares would be delisted by the Nasdaq National Market effective the open of business on Friday, January 10, 2003. ADLT's press release, dated January 9, 2003, relating to the NASDAQ notification is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      ADVANCED LIGHTING TECHNOLOGIES, INC.


Date: January 9, 2003                         By:  /s/ Wayne R. Hellman
                                                 --------------------------
                                                 Wayne R. Hellman
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBITS                                PAGE NO.
-----------    -----------------------                                --------

99.1           Press release of Advanced Lighting Technologies, Inc.
               dated January 9, 2003.